Exhibit 10.2
SPONSOR UNIT PURCHASE AGREEMENT
     This SPONSOR UNIT PURCHASE AGREEMENT, dated as of July,       2008 (this “Agreement”), is entered into by and between Sidhu Special Purpose Capital Corp., a Delaware corporation (the “Company”), and WNH Holdings, LLC, a Pennsylvania limited liability company (the “Sponsor”).
     WHEREAS, the Company has filed a registration statement (the “Registration Statement”) on Form S-1 (No. 333-149504) under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission (the “SEC”) in connection with a proposed initial public offering (the “Initial Public Offering”) of the Company’s units (“Units”), each consisting of one share of common stock of the Company, par value $.0001 per share (“Common Stock”), and one warrant to purchase one additional share of Common Stock for $6.50 (a “Sponsor Warrant”), subject to the terms and conditions set forth in the Registration Statement; and
     WHEREAS, the Company desires to issue and sell, and the Sponsor desires to purchase an aggregate of 425,200 Sponsor Units (as defined below) immediately prior to the consummation of the Initial Public Offering;
     NOW, THEREFORE, for and in consideration of the promises and mutual covenants set forth herein, the parties hereto agree as follows:
     1. Purchase, Sale and Issuance of the Sponsor Units. Subject to and immediately prior to the consummation of the Initial Public Offering, the Company shall issue and sell to the Sponsor, and the Sponsor shall purchase from the Company, an aggregate of 425,200 Units (the “Sponsor Units”) at a purchase price of $10.00 per Sponsor Unit (the “Per Sponsor Unit Price”) for an aggregate purchase price of $4,252,000 (the “Sponsor Units Purchase Price”). The terms of the Sponsor Warrants are set forth in the Warrant Agreement (the “Warrant Agreement”) between the Company and the warrant agent, the form of which is attached hereto as Exhibit A.
     2. Delivery of the Sponsor Units Purchase Price. Upon execution of this Agreement, the Sponsor irrevocably commits to deliver into a trust account (the “Trust Account”) at Mellon Bank, N.A., maintained by Mellon Bank, N.A., acting as trustee (the “Trustee”), on the date of the closing of the Initial Public Offering (the “Closing”) the Sponsor Units Purchase Price by wire transfer of immediately available funds
     3. Closing of Purchase and Sale of Sponsor Units. The Closing shall take place at the offices of Stevens & Lee, immediately prior to, and shall be subject to, the consummation of the Initial Public Offering. At the Closing, the Company shall deliver to the Sponsor one or more certificates evidencing the Sponsor Units, registered in the Sponsor’s name or such name as the Sponsor directs in writing, upon the payment of the aggregate purchase price therefor in immediately available funds by delivery of a cashiers check or by wire transfer to an account designated by the Company.
     4. Registration Rights. At or prior to the consummation of the Initial Public Offering, the Company and the Sponsor shall enter into a registration rights agreement pursuant to which the Company will grant certain registration rights to the Sponsor relating to the Sponsor Warrants and the Common Stock issuable upon exercise of the Sponsor Warrants.
     5. Company Representations and Warranties. In connection with the issuance and sale of the Sponsor Units, the Company hereby represents and warrants to the Sponsor the following:
          (a) Organization and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
          (b) Authorization; Enforceability. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by the Company. This Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
          (c) No Conflicts; No Violation. The issuance and sale by the Company of the Sponsor Units does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.
          (d) Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms of this Agreement and the Warrant Agreement, the Common Stock issuable upon exercise of the Sponsor Warrants will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, the Sponsor will have good title to the Sponsor Warrants and the Common Stock issuable upon exercise of such Sponsor Warrants, free and clear of all liens, claims, equities and encumbrances of any kind, other than transfer restrictions hereunder and under the other agreements contemplated hereby.
     6. Sponsor Representations and Warranties. In connection with the purchase of the Sponsor Units, the Sponsor hereby represents and warrants to the Company the following:
          (a) Investment Representations.
          (i) The Sponsor is familiar with the Company’s business plans and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Sponsor Units.

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          (ii) The Sponsor has been afforded the opportunity to ask questions of the executive officers and directors of the Company.
           (iii) The Sponsor understands that its investment in the Sponsor Units involves a high degree of risk.
          (iv) The Sponsor has sought such accounting, legal and tax advice as the Sponsor has considered necessary to make an informed investment decision with respect to the Sponsor’s purchase of the Sponsor Units.
          (v) The Sponsor has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Sponsor Units, and is able to bear the economic risk of an investment in the Sponsor Units in the amount contemplated hereunder.
          (vi) The Sponsor understands that there presently is no public market for the Sponsor Units and none is anticipated to develop in the foreseeable future.
          (vii) The Sponsor has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity that would be jeopardized by the investment in the Sponsor Units to be purchased by the Sponsor. The Sponsor can afford a complete loss of its investment in such Sponsor Units.
           (viii) The Sponsor is purchasing the Sponsor Units for investment for the Sponsor’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
           (ix) The Sponsor understands that the Sponsor Units have not been registered under the Securities Act or any state securities law by reason of a specific exemption therefrom, and that the Company is relying on the truth and accuracy of, and the Sponsor’s compliance with, the representations and warranties and agreements of the Sponsor set forth herein to determine the availability of such exemptions and the eligibility of the Sponsor to acquire such Sponsor Units, including, but not limited to, the bona fide nature of the Sponsor’s investment intent as expressed herein.
          (x) The Sponsor further acknowledges and understands that the Sponsor Units must be held indefinitely unless the Sponsor Units are subsequently registered under the Securities Act or an exemption from such registration is available.
          (xi) The Sponsor understands that the certificates evidencing the Sponsor Units will be imprinted with a legend that prohibits the transfer of the Sponsor Units unless the Sponsor Units are registered or such registration is not required in the opinion of counsel for the Company.

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          (xii) The Sponsor represents that the Sponsor is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.
          (xiii) The Sponsor did not enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.
          (xiv) The Sponsor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Sponsor Units or the fairness or suitability of the investment in the Sponsor Units, nor have such authorities passed upon or endorsed the merits of the offering of the Sponsor Units.
          (b) Organization and Corporate Power. The Sponsor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Pennsylvania. The Sponsor has all necessary limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
          (c) Independent Investigation. The Sponsor, in making the decision to purchase the Sponsor Units, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. The Sponsor is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company’s officers and directors concerning the Company and the terms and conditions of the offering of the Sponsor Units to be purchased by the Sponsor and has had full access to such other information concerning the Company as the Sponsor has requested.
          (d) Rule 144 Acknowledgments. The Sponsor is aware of the adoption of Rule 144 by the SEC under the Securities Act (“Rule 144”), which permits limited public resale of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. The Sponsor understands that the Sponsor Units to be purchased by the Sponsor are “restricted securities” as that term is defined in Rule 144 and that the Sponsor Units to be purchased by the Sponsor must be held indefinitely by the Sponsor unless they are subsequently registered under the Securities Act or an exemption from such registration, such as Rule 144, is available. Notwithstanding the foregoing, the Sponsor acknowledges that the Company is a “shell company” and may rely on Rule 144 for the resale of the Sponsor Units only when: (i) the issuer of the securities that was formerly a reporting or non-reporting shell company has ceased to be a shell company, (ii) the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) the issuer of the securities has filed all Exchange Act reports and material required to be filed during the preceding 12 months (or for such shorter period that the registrant was required to file such reports and materials), other than current reports on Form 8-K, and (iv) at least one year has elapsed from the time the issuer has filed current Form 10 equivalent information with the SEC reflecting its status as an entity that is not a shell company.
          (e) Authorization; Enforceability. All limited liability company action necessary to be taken by the Sponsor to authorize the execution, delivery and performance of this

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Agreement and all other agreements and instruments delivered by the Sponsor in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by the Sponsor. This Agreement constitutes the valid, binding and enforceable obligation of the Sponsor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
           (f) No Conflicts; No Violation. The purchase by the Sponsor of the Sponsor Units does not conflict with the organizational documents of the Sponsor or with any material contract, by which the Sponsor or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to the Sponsor or its property.
          (g) Reliance on Representations and Warranties. The Sponsor understands that the Sponsor Units to be purchased by the Sponsor are being offered and sold to the Sponsor in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Sponsor set forth in this Agreement in order to determine the applicability of such provisions.
          (h) No Advertisements. The Sponsor did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.
          (i) Blank Check Company Status. The Sponsor understands that the Company is a blank check development stage company recently formed for the purposes of consummating a Business Combination and understands that there is no assurance as to the future performance of the Company and that the Company may never effectuate a Business Combination.
          (j) No Legal Advice from Company. The Sponsor acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with the Sponsor’s legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, the Sponsor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.
          (k) Legend. The Sponsor acknowledges and agrees that the certificates evidencing the Sponsor Units to be purchased by the Sponsor shall bear restrictive legends, in the form and substance as set forth in Section 7 hereof, prohibiting the offer, sale, pledge or transfer of the securities, except (a) pursuant to an effective registration statement filed under the

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Securities Act, or (b) pursuant to any other exemption from the registration requirements of the Securities Act.
     7. Legends; Denominations.
          (a) Legend. The Company will issue the Sponsor Units to be purchased by the Sponsor in the name of the Sponsor and in such denominations to be specified by the Sponsor prior to the Closing. The Sponsor Units will bear legends in substantially the following forms and appropriate “stop transfer” instructions:
          (i) “The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The securities may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under the Securities Act or an opinion of counsel satisfactory to the Company that registration is not required.”
          (ii) “The securities represented by this Unit Certificate (including the securities comprising the Unit and issuable upon the exercise of the Warrants) are subject to the terms and conditions, including certain restrictions on transfer, set forth in the Warrant Agreement dated as of                     , 2008 (the “Warrant Agreement”) by and between the Company and Mellon Investor Services LLC as the warrant agent (the “Warrant Agent”).
          (iii) Any legend required by the Securities Escrow Agreement, by and between the Sponsor, the Company and the escrow agent.
          (iv) Any legend required by state or blue sky laws or regulations.
          (b) Sponsor’s Compliance. Nothing in this Section 7 shall affect in any way the Sponsor’s obligations and agreement to comply with all applicable securities laws upon resale of the Sponsor Units purchased by the Sponsor.
          (c) Company’s Refusal to Register Transfer of Sponsor Units. The Company shall refuse to register any transfer of the Sponsor Units if, in the sole judgment of the Company, such purported transfer would not be made (a) pursuant to an effective registration statement filed under the Securities Act, or (b) pursuant to an available exemption, if any, from the registration requirements of the Securities Act.
     8. Escrow. Upon consummation of the Initial Public Offering, the Sponsor shall enter into a securities escrow agreement substantially in the form attached hereto as Exhibit B (the “Securities Escrow Agreement”), whereby the Sponsor Units shall be held in escrow until the consummation of a Business Combination.
     9. Forfeiture of Sponsor Warrants.
          (a) Failure to Consummate Business Combination. All of the Sponsor Units initially shall be subject to forfeiture to the Company in accordance with this Section 9. The Sponsor Units shall be forfeited to the Company in the event that the Company does not

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consummate a Business Combination within 24 months after the closing of the Initial Public Offering (or up to 30 months if the Company’s public stockholders approve an extension). As used in this Agreement, a “Business Combination” shall mean the Company’s initial business combination, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more currently unidentified domestic or international operating businesses, together having a fair market value of at least 200% of the Company’s net assets held in trust (net of taxes and up to $2,400,000 of interest earned on the trust account that is permitted to be disbursed to the Company for working capital purposes and excluding the amount of the underwriter’s deferred discount held in trust) at the time of the business combination.
          (b) Termination of Rights. If the Sponsor Units are forfeited in accordance with this Section 9, then after such time the Sponsor (or its respective successor in interest), shall no longer have any rights as holders of such Sponsor Units, and the Company shall take such action as is appropriate to cancel such Sponsor Units. The Sponsor hereby irrevocably grants the Company a limited power of attorney for the purposes of effectuating the foregoing.
     10. Survival. All of the representations, warranties, covenants and agreements contained herein shall survive the Closing Date.
     11. Assignment. Notwithstanding anything herein to the contrary, from the date hereof until the Closing, the Sponsor may assign to any of its affiliates (collectively, the “Permitted Assignees”), the right to purchase any portion of the Sponsor Units (the “Assigned Sponsor Units”). In the event of such an assignment, such Permitted Assignees will assume the Sponsor’s obligations under this Agreement in regard to the Assigned Sponsor Units. Each Permitted Assignee will pay to the Company at the Closing an amount equal to the product of the Per Sponsor Units Price and the number of Assigned Sponsor Units to be purchased by such Permitted Assignee, and will be bound by the restrictions imposed on the Sponsor Units by this Agreement. Each Permitted Assignee will execute a counterpart signature page to this Agreement, agreeing to be bound by the provisions of this Agreement. At the Closing, the Company will deliver to such Permitted Assignees one or more certificates representing the Assigned Sponsor Units.
     12. Transfer and Redemption Restrictions.
          (a) Transfer Restrictions.
          (i) Except as otherwise permitted by Section 11 hereof, the Sponsor shall not sell, offer to sell, contract or agree to sell, assign, hypothecate, pledge, donate, encumber, grant any option to purchase or otherwise dispose of any interest in the Sponsor Units until after the consummation of the Business Combination (the “Lockup Period”).
          (ii) The Sponsor hereby acknowledges and agrees to be bound by the transfer restrictions set forth in the Warrant Agreement.

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          (iii) Notwithstanding the foregoing, the Sponsor may transfer any of the Sponsor Units to a member of the immediate family of any of the Sponsor’s members for estate planning purposes or to a trust, the beneficiary of which is any of the Sponsor’s members or a member of the immediate family of any of the Sponsor’s members; provided, however, that transfers permitted by this Section 12(a)(iii) may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Agreement and such other documents as the Company may reasonably require. During the Lockup Period, the Sponsor shall not pledge or grant a security interest in the Sponsor Units or grant a security interest in the Sponsor’s rights under this Agreement.
          (b) Redemption. Each of the Company and the Sponsor hereby acknowledges and agrees that, notwithstanding a call for redemption of the Sponsor Warrants by the Company in accordance with the terms of the Warrant Agreement, no Sponsor Warrants held by the Sponsor or any of its Permitted Transferees (as defined in the Warrant Agreement) at the time of such call for redemption shall be redeemable by the Company.
     13. Failure to Consummate Initial Public Offering. If, for any reason, the Company does not consummate the Initial Public Offering for any reason on or before December 31, 2009, the Company shall either return to the Sponsor the Sponsor Units Purchase Price, without interest, as soon as practicable thereafter or the Company shall instruct the Trustee holding such funds to do so.
     14. Miscellaneous.
          (a) Governing Law; Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.
          (b) Entire Agreement. This Agreements sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.
          (c) Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.
          (d) Independent Counsel. The Sponsor acknowledges that this Agreement has been prepared on behalf of the Company by Stevens & Lee, counsel to the Company, and that Stevens & Lee does not represent, and is not acting on behalf of, the Sponsor. The Sponsor has been provided with an opportunity to consult with the Sponsor’s counsel with respect to this Agreement.

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          (e) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) the next business day if sent by confirmed facsimile, (iii) five calendar days after having been sent by United States registered or certified mail, return receipt requested, postage prepaid, or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party’s address as follows:
If to the Company:
Sidhu Special Purpose Capital Corp.
485 Madison Avenue
20th Floor
New York, New York, 10022
With a copy to:
Stevens & Lee, P. C.
485 Madison Avenue
20th Floor
New York, New York, 10022
If to the Sponsor:
WNH Holdings, LLC
485 Madison Avenue
20th Floor
New York, New York, 10022
          (f) Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warrant, covenant or agreement in this Agreement.
          (g) Further Execution. The parties agree to take all such further action as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the Sponsor Warrants that are the subject of this Agreement.
          (h) Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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          (i) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.
          (j) Amendments. This Agreement may not be amended, modified or waived, in whole or in part, except by an agreement in writing signed by each of the parties hereto.
[Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SIDHU SPECIAL PURPOSE CAPITAL CORP.
By:	/s/ Jay S. Sidhu
	Name:	Jay S. Sidhu
	Title:	Chairman, President and Chief Executive Officer

WNH HOLDINGS, LLC
By:	/s/ Jay S. Sidhu
	Name:	Jay S. Sidhu
	Title:	Manager

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EXHIBIT A
WARRANT AGREEMENT

WARRANT AGREEMENT
by and between
SIDHU SPECIAL PURPOSE CAPITAL CORP.
and
MELLON INVESTOR SERVICES LLC

Dated as of July [   ], 2008

i

ii

WARRANT AGREEMENT
     This WARRANT AGREEMENT (this “Agreement”) is made as of July       , 2008, by and between Sidhu Special Purpose Capital Corp., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company, as warrant agent (the “Warrant Agent”).
     WHEREAS, the Company has filed a registration statement (the “Registration Statement”) on Form S-1 (No. 333-149504) under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission in connection with an initial public offering (the “Initial Public Offering”) of the Company’s units (the “Public Units,” or the “Units”), each consisting of one share of common stock, par value $0.0001 per share, of the Company (“Common Stock”) and one warrant entitling the holder thereof to purchase one share of Common Stock for $6.50, subject to adjustment as described herein (such warrants, the “Public Warrants”);
     WHEREAS, WNH Holdings, LLC, a Pennsylvania limited liability company (the “Sponsor”) has agreed to purchase from the Company an aggregate of 425,200 Units at a price of $10.00 per unit (the “Sponsor Units”) immediately prior to the Initial Public Offering. Each Sponsor Unit includes a Warrant entitling the holder thereof to purchase one share of Common Stock for $6.50, subject to adjustment as described herein (such warrants, the “Sponsor Warrants,” and together with the Public Warrants, the “Warrants”);
     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption, exercise and cancellation of the Warrants;
     WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and
     WHEREAS, all acts and things have been done and performed that are necessary to make the Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Agreement;
     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
ARTICLE I.
APPOINTMENT OF WARRANT AGENT
     The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Agreement.
ARTICLE II.
WARRANTS
     2.1 Form of Warrant. Each Public Warrant shall be issued in registered form only in substantially the form of Exhibit A hereto and each Sponsor Warrant shall be issued in registered form only in substantially the form of Exhibit B hereto, the provisions of which exhibits are incorporated herein. Each Warrant shall be signed by, or bear the facsimile signature of, any one of the Chairman of the Board of Directors, President, Chief Financial Officer, Treasurer, Secretary or Assistant Secretary of the Company. In the event the person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance. All of the Public Warrants shall initially be represented by one or more book-entry certificates (each a “Book-Entry Warrant Certificate”).
     2.2 Effect of Countersignature. Unless and until countersigned by the Warrant Agent pursuant to this Agreement, a Warrant shall be invalid and of no effect and may not be exercised by the holder thereof. Each such countersignature upon each Book-Entry Warrant Certificate may be in the form of a manual or facsimile signature of any present or future authorized agent or person of the Warrant Agent and may be imprinted or otherwise reproduced on the Book-Entry Warrant Certificates and for that purpose the Warrant Agent may adopt and use the facsimile signature of any person who shall have been an authorized agent or person, notwithstanding the fact that at the time the Book-Entry Warrant Certificates shall be countersigned and delivered her or she shall have ceased to hold such office. In case any authorized agent or person of the Warrant Agent who shall have countersigned and delivered any of the Book-Entry Warrant Certificates shall cease to be such an authorized agent or person before the Book-Entry Warrant Certificates so countersigned shall have been issued by the Warrant Agent, such Book-Entry Warrant Certificates may nevertheless be issued as though such person had not ceased to be such an authorized agent or person of the Warrant Agent.
     2.3 Registration.
          (a) Warrant Register. The Warrant Agent shall maintain books (the “Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register such Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with written instructions delivered to the Warrant Agent by the Company. All of the Public Warrants shall initially be represented by one or more Book-Entry Warrant Certificates deposited with the Depository Trust Company (the “Depository”) and registered in the name of Cede & Co., a nominee of the Depository. Ownership of beneficial interests in the Public Warrants shall be shown on, and the transfer of such ownership shall be effected through, records maintained by (i) the Depository or its nominee for each Book-Entry Warrant Certificate, or (ii) institutions that have accounts with the Depository (such institution, with respect to a Public Warrant in its account, a “Participant”).
     If the Depository subsequently ceases to make its book-entry settlement system available for the Public Warrants, the Company may provide written instructions to the Warrant Agent regarding making other arrangements for book-entry settlement. In the event that the Public Warrants are not eligible for, or it is no longer necessary to have the Public Warrants available in, book-entry form, the Company shall provide written instructions to the Warrant Agent to, and the Warrant Agent shall provide written instructions to the Depository to deliver to the Warrant Agent for cancellation each Book-Entry Warrant Certificate, and the Company shall provide written instructions to the Warrant Agent to countersign and deliver to the Depository definitive certificates representing the Warrants (“Definitive Warrant Certificates”).
          (b) Beneficial Owner; Registered Holder. The term “beneficial owner” shall mean, on or after the Detachment Date (as defined below), any person in whose name ownership of a beneficial interest in the Warrants evidenced by a Book-Entry Warrant Certificate is recorded in the records maintained by the Depository or its nominee, and prior to the Detachment Date, with respect to the Public Warrants the person in whose name the Public Unit of which such Public Warrant or part thereof was originally part of, as registered upon the register relating to such Public Units. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant shall be registered upon the Warrant Register (“Registered Holder”) as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing on the Warrant certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
          (c) Transfer Legend. Notwithstanding anything herein to the contrary, in the event a Warrant surrendered for transfer bears a legend, the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange therefore until the Warrant Agent has received an opinion of counsel for or otherwise satisfactory to the Company stating that such transfer may be made and indicating whether the new Warrants must also bear such legend.

     2.4 Detachability of Warrants.
          (a) Units. The securities comprising the Public Units will not be separately transferable until ten Business Days (as defined below) (or as soon as practicable thereafter) following the earlier to occur of (i) the expiration or termination of the underwriters’ over-allotment option, or (ii) exercise of such over-allotment option (the “Detachment Date”), subject in either case to the Company having filed a Current Report on Form 8-K with the Securities and Exchange Commission containing an audited balance sheet reflecting the receipt by the Company of the gross proceeds of the Initial Public Offering including the proceeds received by the Company from the exercise of the underwriters’ over-allotment option, and having issued a press release announcing when the separate trading of such securities will begin. For purposes of this Agreement, “Business Day” shall mean any day on which the Depository is open for trading.
     2.5 Sponsor Warrants. The Sponsor Warrants shall have the same terms and be in the same form as the Public Warrants, except that:
          (i) the Sponsor Warrants will be non-redeemable as long as they are held by the Sponsor or its Permitted Transferees; and
          (ii) the Sponsor Warrants may not be (and the Common Stock issuable upon exercise of such Warrants may not be) transferred, assigned or sold, directly or indirectly, other than to a Permitted Transferee, until after the consummation by the Company of a Business Combination.
     “Business Combination” means the Company’s initial business combination, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more currently unidentified domestic or international operating businesses, together having a fair market value of at least 200% of our net assets held in trust (net of taxes and up to $2,400,000 of interest earned on the trust account that is permitted to be disbursed to us for working capital purposes and excluding the amount of the underwriters’ deferred discount held in trust) at the time of the business combination.
     “Permitted Transferee” means (i) the Company, any of the Company’s officers, directors and employees, any Affiliates or Family Members of such individuals, the Sponsor, any Affiliates of the Company or the Sponsor and any officers, directors, members and employees of the Sponsor or such Affiliates, (ii) any charitable organization, (iii) any individual pursuant to a qualified domestic relations order, (iv) if the transferor is a corporation, partnership or limited liability company, any stockholder, partner or member of the transferor, and (v) any individual or entity by virtue of laws or agreements governing descent or distribution upon the death or dissolution of the transferor; provided, that, any such transferees agree in writing to become subject to the same transfer restrictions as the transferor.
     The term “Affiliate” has the meaning set forth in Rule 405 under the Securities Act (in effect on the date hereof).
     “Family Member” of a person means such person’s present spouse and/or domestic partner, parents, lineal ascendants or descendants or any siblings of any of the foregoing, any descendants of any sibling of such person, or any estate planning vehicle formed primarily for the benefit of such person or any of the foregoing persons.

ARTICLE III.
TERMS AND EXERCISE OF WARRANTS
     3.1 Warrant Price. Each Warrant shall, when countersigned by the Warrant Agent, entitle the Registered Holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $6.50 per whole share, subject to the adjustments provided in Article IV hereof and in the last sentence of this Section 3.1. The term “Warrant Price” as used in this Agreement refers to the price per share at which Common Stock may be purchased at the time a Warrant is exercised.
     3.2 Duration of Warrants. A Warrant may be exercised only during the period (the “Exercise Period”) commencing on the later of the consummation by the Company of a Business Combination and the first anniversary of the date of the final prospectus that forms a part of the Registration Statement, and terminating at 5:00 p.m., New York time on the earlier to occur of (i) the fourth anniversary of the date of the final prospectus that forms a part of the Registration Statement and (ii) the date fixed for redemption of the Warrants as provided in Article VI of this Agreement (the “Expiration Date”); provided, however, that, the Public Warrants shall not be exercisable and the Company shall not be obligated to issue Common Stock in respect thereof unless, at the time a holder seeks to exercise such Public Warrants, a prospectus relating to the Common Stock issuable upon exercise of the Public Warrants is current and the issuance of such Common Stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of such Warrants. Except with respect to the right to receive the Redemption Price (as set forth in Article VI hereunder), each Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the close of business on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided, however, that any extension of the duration of the Warrants must apply equally to all of the Warrants. Should the Company wish to extend the Expiration Date of the Warrants, the Company shall provide advance notice to the American Stock Exchange or any other stock exchange on which the Warrants are listed in accordance with the requirements of such exchange.
     3.3 Exercise of Warrants.
          (a) Payment. Subject to the provisions of the Warrant (including, but not limited to, the cashless exercise provisions) and this Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the Registered Holder thereof by delivering, not later than 5:00 p.m., New York time, on any Business Day during the Exercise Period (the “Exercise Date”) to the Warrant Agent at the office of the Warrant Agent, or at the office of its successor as Warrant Agent (i) the Definitive Warrant Certificate evidencing the Warrants to be exercised or in the case of a Book-Entry Warrant Certificate, the Warrants to be exercised (the “Book-Entry Warrants”) on the records of the Depositary to an account of the Warrant Agent at the Depositary designated for such purpose in writing by the Warrant Agent to the Depository from time to time, (ii) an election to purchase properly completed and duly executed in the form attached hereto as part of Exhibit A or Exhibit B, as applicable, the shares of Common Stock underlying the Warrants to be exercised, or in the case of a Book-Entry Warrant Certificate, properly delivered by the Participant in accordance with the Depository’s procedures and (iii) the Warrant Price for each full share of Common Stock as to which the Warrants are exercised and any and all applicable taxes due in connection with the exercise of the Warrants, the exchange of the Warrants for the Common Stock, and the issuance of the Common Stock in full, in lawful money of the United States, by cash, by bank wire transfer in immediately available funds or by certified check or bank draft payable to the Company.
          (i) If any of (A) the Definitive Warrant Certificate or the Book-Entry Warrant Certificate, (B) the Election to Purchase or (C) the Warrant Price therefor, is received by the Warrant Agent after 5:00 p.m., New York time, on a specified day or if such day is not a Business Day, the Warrants will be deemed to be received and exercised on, and the applicable Exercise Date shall be the Business Day next succeeding such day. If the Warrants are received or deemed to be received after the Expiration Date, the exercise thereof will be null and void and any funds delivered to the Warrant Agent will be returned to the Registered Holder or the Participant, as the case may be, as soon as practicable. In no event will interest accrue on funds deposited with the Warrant Agent in respect of an exercise or attempted exercise of Warrants. The validity of any exercise of Warrants will be determined by the Company in its sole discretion, and such determination will be final and binding upon the Registered Holder and the Warrant Agent. Neither the Company nor the Warrant Agent shall have any obligation to inform a Registered Holder of the invalidity of any exercise of Warrants. The Warrant Agent may assume that any Warrant properly presented for exercise is permitted to be exercised under applicable law and shall have no liability for acting in reliance upon that assumption.
          (ii) The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in the account of the Company maintained with the Warrant Agent for such purpose and shall advise the Company in writing by the next Business Day on which funds for the exercise of the Warrants are received and of the amount so deposited to its account.
          (iii) The Warrant Agent shall, by 1:00 p.m. New York time on the Business Day following the Exercise Date of any Warrant, advise the Company and the transfer agent and registrar in respect of (a) the shares of Common Stock (the “Shares”) issuable upon such exercise in accordance with the terms and conditions of this Agreement, (b) the instructions of each Registered Holder or Participant, as the case may be, with respect to delivery of the Shares issuable upon such exercise, and the delivery of Definitive Warrant Certificates, as appropriate, evidencing the balance, if any, of the Warrants remaining after such exercise, (c) in case of a Book-Entry Warrant Certificate, the notation that shall be made to the records maintained by the Depository, its nominee for each Book-Entry Warrant Certificate, or a Participant, as appropriate, evidencing the balance, if any, of the Warrants remaining after such exercise and (d) such other information as the Company or such transfer agent and registrar shall reasonably require.
          (iv) The Company shall, by 5:00 p.m., New York time, on the third Business Day next succeeding the Exercise Date of any Warrant and the clearance of the funds in payment of the Warrant Price, execute, issue and deliver to the Warrant Agent, the Shares to which such Registered Holder or Participant, as the case may be, is entitled, in fully registered form, registered in such name or names as may be directed by such Registered Holder or the Participant, as the case may be. Upon receipt of such Shares, the Warrant Agent shall, by 5:00 p.m., New York time, on the fifth Business Day next succeeding such Exercise Date, transmit such Shares to or upon the order of the Registered Holder or the Participant, as the case may be.
          (v) In lieu of delivering physical certificates representing the Shares issuable upon exercise, provided the Company’s transfer agent is participating in the Depository Fast Automated Securities Transfer program, the Company shall use its reasonable efforts to cause its transfer agent to electronically transmit the Shares issuable upon exercise to the Registered Holder or the Participant by crediting the account of the Registered Holder’s prime broker with the Depository or of the Participant through its Deposit Withdrawal Agent Commission system. The time periods for delivery described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.
          (vi) The accrual of dividends, if any, on the Shares issued upon the valid exercise of any Warrant will be governed by the terms generally applicable to the Shares.

Starting with the Exercise Date, the former holder of the Warrants exercised will be entitled to the benefits generally available to other holders of Shares and such former holder’s right to receive payments of dividends and any other amounts payable in respect of the Shares shall be governed by, and shall be subject to, the terms and provisions generally applicable to such Shares.
          (vii) Subject to Section 4.7, Warrants may be exercised only in whole numbers of Shares. If fewer than all of the Warrants evidenced by a Warrant Certificate are exercised, a new Warrant Certificate for the number of unexercised Warrants remaining shall be executed by the Company and countersigned by the Warrant Agent as provided in Article II hereof, and delivered to the holder of this Warrant Certificate at the address specified on the books of the Warrant Agent or as otherwise specified by such Registered Holder. If fewer than all the Warrants evidenced by a Book-Entry Warrant Certificate are exercised, a notation shall be made to the records maintained by the Depository, its nominee for each Book-Entry Warrant Certificate, or a Participant, as appropriate, evidencing the balance of the Warrants remaining after such exercise.
          (b) Issuance of Certificates. Notwithstanding the foregoing, and subject to Section 7.4 of this Agreement, the Company shall not be obligated to deliver any securities pursuant to the exercise of a Warrant unless (i) a registration statement under the Securities Act with respect to the issuance of Common Stock upon exercise of the Warrant is effective or (ii) in the opinion of counsel to the Company, the issuance of the Common Stock upon the exercise of the Warrants is exempt from the registration requirements of the Securities Act and such securities are qualified for sale or exempt from qualification under applicable securities laws of the states or other jurisdictions in which the Registered Holders reside. Warrants may not be exercised by, or securities issued to, any Registered Holder in any state in which such exercise would be unlawful. As a result of the provisions of this Section 3.3(b), any or all of the Warrants may expire unexercised. In no event shall the Registered Holder of a Warrant be entitled to receive any monetary damages if the issuance of the shares of Common Stock underlying the Warrants has not been registered by the Company pursuant to an effective registration statement or if a current prospectus is not available for delivery by the Warrant Agent; provided, that the Company has fulfilled its obligation to use its commercially reasonable efforts to effect such registration and ensure a current prospectus is available for delivery by the Warrant Agent.
          (c) Valid Issuance. The Company agrees that all shares of Common Stock issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and nonassessable and free from preemptive rights.
          (d) Date of Issuance. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the Exercise Date in accordance with Section 3.3(a) irrespective of the date of delivery of such certificate to the holder, except that, if delivery of the items set forth in Section 3.3(a) occurs after 5:00 p.m., New York time, on any Business Day during the Exercise Period, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding Business Day.
          (e) Expiration upon Liquidation of Trust Account. If the Company is dissolved because it fails to consumate a Business Combination within the applicable period of time required in its certificate of incorporation, all of the rights of the holders hereunder shall terminate and all of the Warrants shall terminate.
     3.4 No Net Cash Settlement. Notwithstanding anything to the contrary contained in this Agreement, under no circumstances will the Company be required to net cash settle the exercise of the Warrants.
     3.5 Cashless Exercise.
          (a) Determination of Amount. In lieu of payment of the Warrant Price, the Company shall have the right (but not the obligation) upon notice to all Registered Holders and to the Warrant Agent to require all Registered Holders to convert any exercisable but unexercised Warrants into shares of Common Stock

(the “Conversion Right”) as follows: upon the Company’s exercise of the Conversion Right, the Company shall deliver to the Registered Holder (without payment of any of the Warrant Price in cash) that number of Shares equal to the quotient obtained by dividing (x) the product of the number of Shares underlying the Warrant, multiplied by the difference between the Fair Market Value and the Warrant Price by (y) the Fair Market Value. The “Fair Market Value” means the average last sale price of the Common Stock in the principal trading market for the Common Stock as reported by any national securities exchange or quoted on the FINRA OTC Bulletin Board (or successor exchange), as the case may be, for the 10 consecutive trading days ending on the third trading day preceding the date the Warrants are exercised. The number of Shares to be delivered will be determined by the Company (with written notice to the Warrant Agent) using the formula set forth above. The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Shares to be issued upon such exercise pursuant to this Section 3.5(a) is correct.
          (b) Mechanics of Cashless Exercise. Upon exercise of the Conversion Right by the Company during the Exercise Period, each Registered Holder will promptly surrender to the Warrant Agent (i) the Warrant certificates evidencing the Warrants to be exercised and (ii) a properly completed and duly executed subscription form, specifying the total number of shares of Common Stock the Registered Holder will purchase; provided that any holder that holds Warrants in a brokerage account shall follow the procedures of such holder’s broker and the Depository in order to exercise the Conversion Right.
ARTICLE IV.
ADJUSTMENTS
     4.1 Stock Dividends; Split-Ups. If after the date hereof, and subject to the provisions of Section 4.7, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split up or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock.
     4.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 4.7, the number of outstanding Shares is decreased by a consolidation, combination, reverse stock split or reclassification of Shares or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of Shares issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding Shares.
     4.3 Adjustments in Warrant Price. Whenever the number of Shares purchasable upon the exercise of the Warrants is adjusted, as provided in Sections 4.1 and 4.2 above, each of the Warrant Price and the Floor Price (as defined below) shall be adjusted (to the nearest cent) by multiplying such Warrant Price and Floor Price, as the case may be, immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter; provided, that, with respect to any adjustment occurring prior to the consummation of the Initial Public Offering, the Company may determine (with the consent of the Sponsor) not to adjust the Warrant Price and the Floor Price.
     4.4 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change covered by Section 4.1 or 4.2 hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Registered Holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, by a Registered Holder of the number of shares of Common Stock of the Company obtainable upon exercise of the Warrants immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by Sections 4.1 or 4.2, then such adjustment shall be made pursuant to Sections 4.1, 4.2, 4.3 and this Section 4.4. The provisions of this Section 4.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.
     4.5 Extraordinary Dividends. If the Company, at any time during the Exercise Period, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of Common Stock (or other shares of the Company’s capital stock into which the Warrants are convertible), other than (i) as described in Sections 4.1, 4.2 or 4.4, (ii) regular quarterly or other periodic dividends, (iii) in connection with the conversion rights of the holders of Common Stock upon consummation by the Company of a Business Combination or (iv) in connection with the Company’s liquidation and the distribution of its assets upon its failure to consummate a Business Combination (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price and the Floor Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Company’s Board of Directors, in good faith) of any securities or other assets paid on each share of Common Stock (or other shares of the Company’s capital stock into which the Warrants are convertible) in respect of such Extraordinary Dividend.
     4.6 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price, Floor Price or the number of shares issuable on exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent within five (5) Business Days, which notice shall state the Warrant Price or Floor Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1, 4.2, 4.3, 4.4 or 4.5, then, in any such event, the Company shall give written notice to each Registered Holder, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. The Warrant Agent shall be fully protected in relying on any such certificate or notice, and the Warrant Agent shall be fully protected in relying on any adjustment set forth in such certificate or notice. The Warrant Agent shall not be deemed to have knowledge of such adjustment until it has received such certificate or notice. The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s calculations pursuant to Article 4 are correct.
     4.7 No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants. If, by reason of any adjustment made pursuant to this Article IV or by reason of any cashless exercise pursuant to Sections 3.5 or 6.1, the Registered Holder would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up to the nearest whole number the number of the shares of Common Stock to be issued to the Registered Holder.
     4.8 Form of Warrant. The forms of Warrants need not be changed because of any adjustment pursuant to this Article IV, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof or the rights, duties and obligations of the Warrant Agent, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

     4.9 Notice of Certain Transactions. In the event that the Company shall propose to (a) offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (b) issue any rights, options or warrants entitling the holders of Common Stock to subscribe for shares of Common Stock or (c) make a tender offer, redemption offer or exchange offer with respect to the Common Stock, the Company shall send to the Warrant Agent and the Registered Holders a notice of such proposed action or offer. Such notice shall be mailed to the Registered Holders at their addresses as they appear in the Warrant Register, which notice shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of each Warrant and the Warrant Price or Floor Price after giving effect to any adjustment pursuant to this Article IV that would be required as a result of such action. Such notice shall be given as promptly as practicable after the Company’s Board of Directors has determined to take any such action and (x) in the case of any action covered by clause (a) or (b) above at least 10 days prior to the record date for determining the holders of the Common Stock for purposes of such action or (y) in the case of any other such action at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. The failure to give the notice required by this Section 4.9 or any defect therein shall not affect the legality or validity of any right, option, Warrant or offer.
     4.10 Other Events. If any event occurs as to which the foregoing provisions of Article IV are not strictly applicable or if strictly applicable would not, in the good faith judgment of the Board of Directors of the Company, fairly and adequately protect the purchase rights of the registered holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board of Directors of the Company, to protect such purchase rights as aforesaid.
ARTICLE V.
TRANSFER AND EXCHANGE OF WARRANTS
     5.1 Transfer of Warrants. Prior to the Detachment Date, the Public Warrants may be transferred or exchanged only as part of the Public Units in which such Warrants are included, and only for the purpose of effecting, or in conjunction with, a transfer or exchange of such Public Unit. For the avoidance of doubt, each transfer of a Public Unit on the register relating to such Public Units prior to the Detachment Date shall operate also to transfer the Warrant included in such Public Unit.
     5.2 Registration of Transfer. Subject to Section 5.3 below, the Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer, and, if necessary, appropriate instruments of transfer. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. The Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request.
     5.3 Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent duly endorsed with signatures properly guaranteed, together with a written request for exchange or transfer, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrants as requested by the Registered Holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that except as otherwise provided herein or in any Book-Entry Warrant Certificate, each Book-Entry Warrant Certificate may be transferred only in whole and only to the Depository, to another nominee of the Depository, to a successor depository, or to a nominee of a successor depository; provided further, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange therefor until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend. Upon any such registration of transfer, the Company shall execute, and the Warrant Agent shall countersign and deliver, in the name of the designated transferee a new Warrant certificate or Warrant certificates of any authorized denomination evidencing in the aggregate a like number of unexercised Warrants.

     5.4 Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange that will result in the issuance of a Warrant certificate for a fraction of a Warrant.
     5.5 Service Charges. Other than in accordance with the fee schedule attached hereto, no service charge shall be made for any exchange or registration of transfer of Warrants.
     5.6 Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrants required to be issued pursuant to the provisions of this Article V, and the Company, whenever required by the Warrant Agent, shall supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.
ARTICLE VI.
REDEMPTION
     6.1 Redemption. Subject to Section 6.4 hereof, all, but not less than all, of the outstanding Warrants (other than any Sponsor Warrants that are held by the Sponsor or any Permitted Transferees) (the “Redeemable Warrants”) may be redeemed, at the option of the Company, at any time after they become exercisable and prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 6.2, at the price of $0.01 per Warrant (the “Redemption Price”); provided, however, that the last sales price of the Common Stock has been equal to or greater than $14.25 per share, as such price may be adjusted pursuant to Section 4.3 (the “Floor Price”), on each of 20 trading days within any 30 trading day period ending three Business Days prior to the date on which notice of redemption is given; and provided, further that such Redeemable Warrants (and Shares issuable upon the exercise of such Redeemable Warrants) are covered by an effective registration statement from the date of notice of redemption through the date fixed for redemption. If the foregoing conditions are satisfied, and such Redeemable Warrants are called for redemption, each Registered Holder will be entitled to exercise its Redeemable Warrants prior to the date scheduled for redemption. In the event the Company calls any such Redeemable Warrants for redemption pursuant to this Section 6.1, the Company shall have the option to require all (but not part) of the holders of those Redeemable Warrants who elect to exercise their Redeemable Warrants prior to the date scheduled for redemption to exercise the Redeemable Warrants on a cashless basis. If the Company requires the Registered Holders of such Redeemable Warrants to exercise on a cashless basis, each holder of such Warrants shall pay the Warrant Price by surrendering such Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrant, multiplied by the difference between the Redemption Fair Market Value and the Warrant Price by (y) the Redemption Fair Market Value. The “Redemption Fair Market Value” means the average last sale price of the Common Stock in the principal trading market for the Common Stock as reported by any national securities exchange or quoted on the FINRA OTC Bulletin Board (or successor exchange), as the case may be, for the 10 consecutive trading days ending on the third trading day preceding the date the notice of redemption is sent to holders of Warrants.
     6.2 Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of the Redeemable Warrants pursuant to Section 6.1, the Company shall fix a date for the redemption. Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than 30 days prior to the date fixed for redemption to the Warrant Agent and the Registered Holders of the Redeemable Warrants at their last addresses as they shall appear in the Warrant Register. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date sent whether or not the Registered Holder received such notice.

     6.3 Exercise After Notice of Redemption. The Redeemable Warrants may be exercised, for cash or, if required by the Company, on a cashless basis, in accordance with Section 6.1 of this Agreement at any time after notice of redemption shall have been given by the Company pursuant to Section 6.2 hereof and prior to the time and date fixed for redemption. On and after the redemption date, the Registered Holder of the Redeemable Warrants shall have no further rights except to receive the Redemption Price upon surrender of the Redeemable Warrants.
     6.4 Outstanding Warrants Only. The Company understands that the redemption rights provided for by this Article VI apply only to outstanding Redeemable Warrants. To the extent a person holds rights to purchase Redeemable Warrants, such purchase rights shall not be extinguished by redemption. However, once such purchase rights are exercised, the Company may redeem the Redeemable Warrants issued upon such exercise, provided that the criteria for redemption are met, including the opportunity of the Redeemable Warrant holders to exercise prior to redemption pursuant to Section 6.3.
ARTICLE VII.
OTHER PROVISIONS RELATING TO
RIGHTS OF HOLDERS OF WARRANTS
     7.1 No Rights as Stockholder. A Warrant does not entitle the Registered Holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights, to vote or to consent, or to receive notice as stockholders in respect of the meetings of stockholders for the election of directors of the Company or any other matter.
     7.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone. Applicants for such new Warrant Certificates must pay such reasonable charges as the Company and the Warrant Agent may prescribe.
     7.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.
     7.4 Registration of Common Stock. The Company agrees that prior to the commencement of the Exercise Period, it shall use commercially reasonable efforts to file with the Securities and Exchange Commission a post-effective amendment to the Registration Statement, or a new registration statement, for the registration under the Securities Act of, and, to the extent that an exemption from registration is not available, it shall use commercially efforts to take such action as may be necessary to qualify for sale, in those states in which any holder of the Public Warrants is a resident, the issuance of the Common Stock issuable upon exercise of the Public Warrants. In either case, the Company shall use its reasonable efforts to cause the same to become effective on or prior to the commencement of the Exercise Period and to maintain the effectiveness of such registration statement until the expiration of such Warrants in accordance with the provisions of this Agreement.

ARTICLE VIII.
CONCERNING THE WARRANT AGENT AND OTHER MATTERS
     8.1 Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of the Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or of such shares of the Common Stock; provided, however, that the Company and the Warrant Agent shall not be required to deliver such Warrants unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company and the Warrant Agent that such tax has been paid or is not due.
     8.2 General. The Warrant Agent undertakes to perform the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound.
          (a) The Warrant Agent may rely conclusively and shall be protected in acting upon any order, judgment, instruction, notice, demand, certificate, opinion or advice of counsel (including counsel to the Company or chosen by the Warrant Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of information therein contained) which is reasonably believed by the Warrant Agent to be genuine and to be signed or presented by the proper person or persons.
          (i) The Warrant Agent shall have no duties, responsibilities or obligations as the Warrant Agent except those which are expressly set forth herein, and in any modification or amendment hereof to which the Warrant Agent has consented in writing, and no duties, responsibilities or obligations shall be implied or inferred. Without limiting the foregoing, unless otherwise expressly provided in this Agreement, the Warrant Agent shall not be subject to, nor be required to comply with or determine if any person or entity has complied with, the Registration Statement or the provisions of any other agreement between or among the Company, the holders of Units, Warrants or Warrant Shares or any other person or entity beyond the specific terms hereof, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Agreement.
          (ii) The statements contained herein and in the Warrant Certificates shall be deemed to be statements of the Company only, and the Warrant Agent assumes no liability or responsibility for their correctness or to verify the same.
          (iii) The Warrant Agent shall be under no responsibility or liability to institute, appear in or defend any action, suit or other proceeding of any kind, or to take any other action likely to involve expense, unless and until the Company or one or more Registered Holders of Warrant Certificates shall furnish the Warrant Agent with security and indemnity satisfactory to it for any out of pocket costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

          (iv) The Warrant Agent, and any member, stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or any affiliate thereof or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.
          (v) The Warrant Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of the Warrant Certificates.
          (vi) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. In no event will the Warrant Agent be liable for special, indirect, incidental, consequential or punitive losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the possibility of such losses or damages and regardless of the form of action.
          (vii) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the shares of Common Stock or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be responsible or liable with respect to the validity or value or the kind or amount of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such shares of Common Stock or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.
          (viii) Notwithstanding anything in this Agreement to the contrary, the Warrant Agent shall have no liability or responsibility to any person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.
          (ix) In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request of other communication, paper or document received by the Warrant Agent hereunder, the Warrant Agent may, in its sole and absolute discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any holder or other person or entity for refraining from taking such action, provided that the Warrant Agent provides prior written notice to the Company of such ambiguity or uncertainty and its intention to refrain from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Warrant Agent.
          (x) The Company agrees to provide to the Warrant Agent such number of Warrant Certificates executed on behalf of the Company in proper form for issuance as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.
          (xi) The Warrant Agent shall have no responsibility or liability with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant or any other agreement; nor shall it by act hereunder be deemed to make any representation or warranty as to or be responsible or liable for the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant.
          (xii) The Warrant Agent shall have no duty or obligation to investigate or confirm whether any determination under Articles 3, 4 and 6 are correct or accurate. In addition, notwithstanding anything to the contrary contained herein, the Warrant Agent shall have no duty or responsibility to investigate or confirm whether the Company’s determination regarding the number of Warrant Shares to be issued in the event of a cashless exercise is accurate or correct. Notwithstanding anything to the contrary contained herein, the Warrant Agent shall also have no duty or responsibility to investigate or confirm whether any determination of the Warrant Price is correct or accurate.
          (xiii) The Company shall provide written notice to the Warrant Agent (i) on the Detachment Date that the Detachment Date has occurred pursuant to Section 2.4, (ii) promptly of the consummation of a Business Consummation, (iii) on the date that the time period in which the Company has to consummate a Business Combination has expired if the Company has not consummated a Business Combination on or prior to such date, and (iv) promptly of the periods during which a Warrant can be exercised under Article 3.
          (xiv) At any time the Warrant Agent may request in writing an instruction in writing from the Company, and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder. The Warrant Agent shall not be liable or responsible for acting without the Company’s consent in accordance with such a proposal on or after the date specified therein; provided, that the specified date shall be at least five (5) business days after the Company receives the Warrant Agent’s request for instructions and its proposed course of action; and provided, further, that, prior to so acting, the Warrant Agent has not received from the Company the written instructions so requested.
          (xv) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the President or Chief Financial Officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Warrant Agent and the Warrant Agent shall not be liable or responsible for or in respect of any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Warrant Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer.
     The rights and obligations contained in this Section 8.2 shall survive the termination of this Warrant Agreement and the resignation, removal or replacement of the Warrant Agent.

     8.3 Resignation, Consolidation, or Merger of Warrant Agent.
          (a) Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving 60 days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or any Registered Holder (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant or the Warrant Agent may apply to any court of competent jurisdiction in the State of Delaware for the appointment of a successor Warrant Agent at the Company’s cost. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.
          (b) Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment.
          (c) Merger or Consolidation of Warrant Agent. Any corporation or other entity into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in cases at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.
          (d) In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.
     8.4 Fees and Expenses of Warrant Agent.
          (a) Remuneration. The Company agrees to pay the Warrant Agent compensation for its services as such Warrant Agent hereunder in accordance with Schedule I hereto, and shall reimburse the Warrant Agent for all reasonable expenses and charges paid or incurred by it in the exercise, performance and administration of its rights and duties hereunder, including without limitation fees and expenses of legal counsel.
          (b) Further Assurances. The Company agrees to perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.
     8.5 Liability of Warrant Agent.
          (a) Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chairman of the Board of Directors, President, Chief Financial Officer, Treasurer, Chief Legal Officer, Secretary or Assistant Secretary of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or omitted in good faith by it pursuant to the provisions of this Agreement.
          (b) Indemnity. The Warrant Agent shall be indemnified and held harmless by the Company from and against any costs and expenses, including reasonable fees and disbursements of one counsel, or loss suffered by the Warrant Agent in connection with any liability, action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Warrant Agent hereunder other than expenses or losses arising from the bad faith, gross negligence or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction) of the Warrant Agent. Promptly after the receipt by the Warrant Agent of notice of demand or claim or the commencement of any action, suit or proceeding, it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”).
          (c) Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Article IV hereof or be responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any shares of Common Stock will when issued be valid and fully paid and nonassessable.
     8.6 Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all moneys received by the Warrant Agent for the purchase of shares of the Company’s Common Stock through the exercise of Warrants.
     8.7 Waiver. The Warrant Agent hereby waives any and all right or set-off of any and all title, interest or claim of any kind (“Claim”) in or to any distribution of the Trust Account (as defined in that certain Investment Management Trust Agreement to be entered into by and between the Company and Mellon Bank, as account agent thereunder), and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the funds in the Trust Account for any reason whatsoever including, without limitation, pursuant to Section 8.5(b) hereunder, and to pursue any such Claims solely against the Company.

ARTICLE IX.
MISCELLANEOUS PROVISIONS
     9.1 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.
     9.2 Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by any Registered Holder to or on the Company shall be in writing and shall be deemed given (i) when delivered if by hand delivered, (ii) on the next business day if sent by a nationally recognized commercial courier service promising next business day delivery and requiring receipt for delivery (such as Federal Express), or (iii) three business days after delivered in the United States mail if sent by certified or registered mail, return receipt requested, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:
Sidhu Special Purpose Capital Corp.
485 Madison Avenue, 20th Floor
New York, New York 10022
Attention: Jay S. Sidhu
With a copy to:
WNH Holdings, LLC
Center City Executive Centre
607 Washington Street
Reading, PA 19601
Attention: Joseph M. Harenza
     Any notice, statement or demand authorized by this Agreement to be given or made by any Registered Holder or by the Company to or on the Warrant Agent shall be in writing and shall be deemed given (i) when delivered if by hand delivered, (ii) on the next business day if sent by a nationally recognized commercial courier service promising next business day delivery and requiring receipt for delivery (such as Federal Express), or (iii) three business days after delivered in the United States mail if sent by certified or registered mail, return receipt requested, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:
Mellon Investor Services LLC
Newport Office Center VII
480 Washington Blvd.
Jersey City, NJ 07310
Attention: Relationship Manager
With a copy to:
Mellon Investor Services LLC
Newport Office Center VII
480 Washington Blvd.
Jersey City, NJ 07310
Attention: Legal Department
     9.3 Applicable Law. The validity, interpretation and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of Delaware, without giving effect to its law or principles of conflict of laws. The Company and the Warrant Agent hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of Delaware or the Delaware United States District Court, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Warrant Agent hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company or the Warrant Agent may be served by transmitting a copy thereof by United States registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.2 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company and the

Warrant Agent in any action, proceeding or claim; provided, that, such service shall not preclude any other manner of service permitted by law.
     9.4 Persons Having Rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Registered Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Registered Holders of the Warrants.
     9.5 Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the Registered Holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.
     9.6 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
     9.7 Effect of Headings. The Section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.
     9.8 Amendments. This Agreement may be amended by the parties hereto without the consent of any Registered Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the Registered Holders. All other modifications or amendments, including any amendment to increase the Warrant Price or shorten the Exercise Period, shall require the written consent of the Registered Holders of a majority of the then outstanding Warrants. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period in accordance with Sections 3.1 and 3.2, respectively, without such consent.
     9.9 Force Majure. In no event shall the Warrant Agent be liable or responsible for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes, acts of God, and interruptions, losses or malfunctions of utilities, communications or computer (hardware or software) services.
     9.10 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
     9.11 Termination. This Agreement shall terminate on the date on which all Warrants have been exercised or expired without exercise. The provisions of Sections 8.2 and 8.6 shall survive such termination.
     9.12 Entire Agreement. This Agreement constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

SIDHU SPECIAL PURPOSE CAPITAL CORP.
By:
Name:
Title:

MELLON INVESTOR SERVICES LLC, as Warrant Agent
By:
Name:
Title:

EXHIBIT A
Form of Public Warrant
     The securities represented by this Warrant Certificate (including the securities issuable upon the exercise of the Warrant) are subject to the terms and conditions set forth in the Warrant Agreement dated as of July [___], 2008, by and between the Company and the Warrant Agent (the “Warrant Agreement”). Copies of such agreement may be obtained by the holder hereof at the Warrant Agent’s principal place of business without charge. Capitalized terms used herein but not defined shall have the meaning set forth in the Warrant Agreement.
SPECIMEN WARRANT CERTIFICATE

NUMBER	WARRANTS
—
THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO
5:00 p.m. NEW YORK CITY TIME, ON THE EXPIRATION DATE
SIDHU SPECIAL PURPOSE CAPITAL CORP.
CUSIP
PUBLIC WARRANT
THIS CERTIFIES THAT, for value received
is the registered holder of such number of Warrants set forth above (the “Warrants”), each such Warrant expiring on                     , 2012 (unless earlier redeemed in accordance with the terms hereof) and entitling the holder thereof to purchase one fully paid and non-assessable share of Common Stock, par value $0.0001 per share (“Common Stock”), of Sidhu Special Purpose Capital Corp., a Delaware corporation (the “Company”). The Warrant entitles the holder thereof to purchase from the Company, commencing on the later of (i) the consummation by the Company of a Business Combination or (ii)                     , 2009, such number of shares of Common Stock of the Company at the price of $6.50 per share (as such price may be adjusted), upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, Mellon Investor Services LLC (such payment to be made to the Warrant Agent in lawful money of the United States, by bank wire transfer in immediately available funds or on a cashless basis at the option of the Company as described below), but only subject to the conditions set forth herein and in the Warrant Agreement. The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price, the Floor Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per share at which shares of Common Stock may be purchased at the time the Warrant is exercised.
     Notwithstanding the foregoing, and subject to Section 7.4 of the Warrant Agreement, no Warrant may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the issuance of Common Stock upon exercise of the Warrant is effective

1

or (ii) in the opinion of counsel to the Company, the issuance of the Common Stock upon the exercise of the Warrants is exempt from the registration requirements of the Securities Act.
     Notwithstanding anything to the contrary herein or in the Warrant Agreement, under no circumstances will the Company be required to net cash settle any exercise of the Warrant.
     No fraction of a share will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round up to the nearest whole number the number of shares of Common Stock to be issued to the warrant holder.
     Upon any exercise of the Warrant for less than the total number of full shares of Common Stock provided for herein, there shall be issued to the Registered Holder hereof or his assignee a new Warrant Certificate covering the number of shares of Common Stock for which the Warrant has not been exercised.
     Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the Registered Holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.
     Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.
     The Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the Registered Holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
     This Warrant does not entitle the Registered Holder to any of the rights of a stockholder of the Company.
     Subject to Section 6.4 of the Warrant Agreement, not less than all of the outstanding Redeemable Warrants may be redeemed, at the option of the Company, at any time after they become exercisable and prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 6.2 of the Warrant Agreement, at the price of $0.01 per Warrant (the “Redemption Price”); provided, however, that the last sales price of the Common Stock has been equal to or greater than the Floor Price, as such price may be adjusted pursuant to Section 4.3 of the Warrant Agreement, on each of 20 trading days within any 30 trading day period ending three Business Days prior to the date on which notice of redemption is given; and provided, further that such Warrants (and the Common Stock issuable upon the exercise of such Warrants) are covered by an effective registration statement from the date of notice of redemption through the date fixed for redemption. If the foregoing conditions are satisfied, and the Warrants are called for redemption, each Registered Holder will be entitled to exercise their Warrants prior to the date scheduled for redemption. In the event the Company calls the Warrants for redemption pursuant to Section 6.1 of the Warrant Agreement, the Company shall have the option to require all (but not part) of the holders of those Warrants who elect to exercise their Warrants prior to the date scheduled for redemption to exercise the Warrants on a cashless basis. If the Company requires holders of the Warrants to exercise the Warrants on a cashless basis, the holder of such Warrants shall pay the Warrant Price by surrendering such Warrants for that number of shares of Common Stock equal to the quotient

2

obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the Redemption Fair Market Value and the Warrant Price of the Warrants by (y) the Redemption Fair Market Value. Any Warrant either not exercised or tendered back to the Company by the end of the date specified in the notice of redemption shall be canceled on the books of the Company and have no further value except for the $0.01 redemption price.

3

Sidhu Special Purpose Capital Corp.
By:
Name:
Title:

Mellon Investor Services LLC, as Warrant Agent

By:
Name:
Title:

4

ELECTION TO PURCHASE
To Be Executed by the Registered Holder in Order to Exercise Warrants
     The undersigned Registered Holder irrevocably elects to exercise                                    Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)
and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:
(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

ASSIGNMENT
To Be Executed by the Registered Holder in Order to Assign Warrants
For Value Received,                                     hereby sells, assigns, and transfers unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)
                                         of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint                                          Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:

(SIGNATURE)
The signature to the assignment of the subscription form must correspond to the name written upon the face of this warrant certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by an Eligible Guarantor Institution (as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934).

EXHIBIT B
Form of Private Warrant
     The securities represented by this Warrant Certificate (including the securities issuable upon exercise of the Warrant) have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under the Securities Act or an opinion of counsel satisfactory to the Company that such registration statement is not required.
     The securities represented by this Warrant Certificate (including the securities issuable upon the exercise of the Warrant) are subject to the terms and conditions, including certain restrictions on transfer, set forth in the Warrant Agreement dated as of July [ ], 2008, by and between the Company and the Warrant Agent (the “Warrant Agreement”). Copies of such agreement may be obtained by the holder hereof at the Warrant Agent’s principal place of business without charge. Capitalized terms used herein but not defined shall have the meaning set forth in the Warrant Agreement.
SPECIMEN WARRANT CERTIFICATE

NUMBER	WARRANTS
—
THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO
5:00 p.m. NEW YORK CITY TIME, ON THE EXPIRATION DATE
SIDHU SPECIAL PURPOSE CAPITAL CORP.
CUSIP
SPONSOR WARRANT
THIS CERTIFIES THAT, for value received
is the registered holder of such number of Warrants set forth above (the “Warrants”), each such Warrant expiring on                      , 2012 (unless earlier redeemed in accordance with the terms hereof) and entitling the holder thereof to purchase one fully paid and non-assessable share of Common Stock, par value $0.0001 per share (“Common Stock”), of Sidhu Special Purpose Capital Corp., a Delaware corporation (the “Company”). The Warrant entitles the holder thereof to purchase from the Company, commencing on the later of (i) the consummation by the Company of a Business Combination or (ii)                      , 2009, such number of shares of Common Stock of the Company at the price of $6.50 per share (as such price may be adjusted), upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Warrant Agent, Mellon Investor Services LLC (such payment to be made to the Warrant Agent in lawful money of the United States, by bank wire transfer in immediately available funds, payable to the Company), but only subject to the conditions set forth herein and in the Warrant Agreement. The Warrant Agreement provides that upon the occurrence of certain events the Warrant Price, the Floor Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant, may, subject to certain conditions, be adjusted. The term Warrant Price as used in this Warrant Certificate refers to the price per share at which shares of Common Stock may be purchased at the time the Warrant is exercised.

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     Notwithstanding anything to the contrary herein or in the Warrant Agreement, under no circumstances will the Company be required to net cash settle any exercise of the Warrant.
     No fraction of a share of Common Stock will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round up to the nearest whole number the number of shares to be issued to the Warrant holder.
     Upon any exercise of the Warrant for less than the total number of full shares of Common Stock provided for herein, there shall be issued to the Registered Holder hereof or his assignee a new Warrant Certificate covering the number of shares of Common Stock for which the Warrant has not been exercised.
     Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the Registered Holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.
     Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.
     The Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the Registered Holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.
     This Warrant does not entitle the holder to any of the rights of a stockholder of the Company.
     Subject to Section 6.4 of the Warrant Agreement, not less than all of the outstanding Redeemable Warrants may be redeemed, at the option of the Company, at any time after they become exercisable and prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 6.2 of the Warrant Agreement, at the price of $0.01 per Warrant (the “Redemption Price”); provided, however, that the last sales price of the Common Stock has been equal to or greater than the Floor Price, as such price may be adjusted pursuant to Section 4.3 of the Warrant Agreement, on each of 20 trading days within any 30 trading day period ending three Business Days prior to the date on which notice of redemption is given. If the foregoing conditions are satisfied, and the Warrants are called for redemption, each Registered Holder will be entitled to exercise their Warrants prior to the date scheduled for redemption. In the event the Company calls the Warrants for redemption pursuant to Section 6.1 of the Warrant Agreement, the Company shall have the option to require all (but not part) of the holders of those Warrants who elect to exercise their Warrants prior to the date scheduled for redemption to exercise the Warrants on a cashless basis. If the Company requires holders of the Warrants to exercise the Warrants on a cashless basis, the holder of such Warrants shall pay the Warrant Price by surrendering such Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the Redemption Fair Market Value and the Warrant Price of the Warrants by (y) the Redemption Fair Market Value. Any Warrant either not exercised or tendered back to the Company by the end of the date specified in the notice of redemption shall be canceled on the books of the Company and have no further value except for the $0.01 redemption price.

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Special Purpose Capital Corp.
By:
Name:
Title:

Mellon Investor Services LLC, as Warrant Agent

By:
Name:
Title:

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ELECTION TO PURCHASE
To Be Executed by the Registered Holder in Order to Exercise Warrants
     The undersigned Registered Holder irrevocably elects to exercise                      Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)
and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:
(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

ASSIGNMENT
To Be Executed by the Registered Holder in Order to Assign Warrants
For Value Received,                                                     hereby sell, assign, and transfer unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)
                                         of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint                                          Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
(SIGNATURE)
The signature to the assignment of the subscription form must correspond to the name written upon the face of this warrant certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by an Eligible Guarantor Institution (as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934).

EXHIBIT B
SECURITIES ESCROW AGREEMENT

SECURITIES ESCROW AGREEMENT
     This Securities Escrow Agreement (this “Agreement”) is made as of                     , 2008, by and among Sidhu Special Purpose Capital Corp., a Delaware corporation (the “Company”), WNH Holdings, LLC, a Pennsylvania limited liability company (the “Sponsor”), and Mellon Investor Services LLC, a New Jersey limited liability company (the “Escrow Agent”).
     WHEREAS, the Company has entered into an Underwriting Agreement, dated                     , 2008 (the “Underwriting Agreement”), with Maxim Group LLC acting as representative of the several underwriters (collectively, the “Underwriters”), pursuant to which, among other matters, the Underwriters have agreed to purchase 9,000,000 units, with an option to purchase an additional 1,350,000 units solely to cover over allotments (the “Units”), of the Company’s securities in connection with the Company’s initial public offering (the “IPO”) of units. Each Unit consists of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one warrant (a “Warrant”) exercisable to purchase one share of Common Stock, all as more fully described in the Company’s final Prospectus dated                     , 2008, comprising part of the Company’s Registration Statement on Form S-1 (File No. 333-149504) under the Securities Act of 1933, as amended (the “Registration Statement”), declared effective on                     , 2008 (the “Effective Date”);
     WHEREAS, the Sponsor purchased 150 shares of Common Stock on October 10, 2007 (the “Original Shares”); and
     WHEREAS, on February 27, 2008, the Company declared a 28,750 for one stock split which resulted in the issuance of an additional 4,312,350 shares of Common Stock to the Sponsor;
     WHEREAS, on July 11, 2008, the Company declared a 0.6 for one reverse stock split which resulted in the number of outstanding Original Shares being 2,587,500 (the “Initial Shares”); and
     WHEREAS, the Sponsor has agreed to purchase 4,252,000 Units for $10.00 per Unit (the “Sponsor Units” and together with the Initial Shares, the “Escrow Securities”) immediately prior to the closing of the IPO;
     WHEREAS, the Company and the Sponsor have entered into that certain Sponsor Share Purchase Agreement, dated as of February 29, 2008, as amended and restated on July 11, 2008 (the “Share Purchase Agreement”), and the Company and the Sponsor have entered into that certain Sponsor Unit Purchase Agreement, dated as of July 11, 2008 (the “Sponsor Unit Purchase Agreement” and, together with the Share Purchase Agreement, the “Purchase Agreements”);
     WHEREAS, the Sponsor has agreed as a condition of the Underwriters’ obligation to purchase the Units pursuant to the Underwriting Agreement to deposit the Initial Shares and Sponsor Units in escrow as hereinafter provided; and
     WHEREAS, the Company and the Sponsor desire that the Escrow Agent accept the Escrow Securities, in escrow, to be held and disbursed as hereinafter provided.

     NOW, THEREFORE, in consideration of the premises and mutual covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:
     Section 1. Appointment of Escrow Agent. The Company and the Sponsor hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act expressly in accordance with and subject to such terms.
     Section 2. Deposit of Escrow Securities.
          2.1. Initial Shares. On or before the Effective Date, the Sponsor shall have delivered to the Escrow Agent certificates representing the Initial Shares, which certificates shall remain in the name of the Sponsor, to be held and disbursed subject to the terms and conditions of this Agreement. The Sponsor acknowledges that the certificates representing the Initial Shares are legended to reflect the deposit of such Initial Shares under this Agreement.
          2.2. Sponsor Units. Promptly following the consummation of the IPO, of which the Escrow Agent shall be notified in writing, the Sponsor shall deliver to the Escrow Agent certificates representing the Sponsor Units, which certificates shall remain in the name of the Sponsor, to be held and disbursed subject to the terms and conditions of this Agreement. The Sponsor acknowledges that the certificates representing the Sponsor Units are legended to reflect the deposit of such Sponsor Units under this Agreement.
     Section 3. Disbursement of the Escrow Securities.
          3.1. Disbursement. The Escrow Agent shall hold (a) the Initial Shares until the date that is twelve (12) months after the date of consummation of a Business Combination by the Company, of which the Escrow Agent shall be notified in writing, (the “Initial Shares Escrow Period”), on which date the Escrow Agent shall, upon written instructions from the Company or counsel to the Company (provided that the Company has identified such counsel in writing prior to such event), disburse the Initial Shares to the Sponsor or its permitted transferees and (b) the Sponsor Units until the date of consummation of a Business Combination by the Company, of which the Escrow Agent shall be notified in writing, (the “Sponsor Units Escrow Period”), on which date the Escrow Agent shall, upon written instructions from the Company or counsel to the Company (provided that the Company has identified such counsel in writing prior to such event), disburse the Sponsor Units to the Sponsor or its permitted transferees; provided, however, that if the Escrow Agent is notified in writing by the Company pursuant to Section 6.7 hereof, that the Company is being liquidated at any time during either the Initial Shares Escrow Period or the Sponsor Units Escrow Period, then the Escrow Agent shall promptly destroy the certificates representing the Escrow Securities; provided further, that if, after the Company consummates a Business Combination, the Company (or the surviving entity) subsequently consummates a liquidation, merger, stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property, then the Escrow Agent will, upon receipt of a certificate not less than two (2) business days prior to the consummation of such transaction, executed by the Chief Executive Officer or Chief Financial Officer of the Company, in form reasonably acceptable to the Escrow Agent (a “Confirmation Notice”), certifying that such

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transaction is then being consummated, release the Escrow Securities to the Sponsor upon consummation of the transaction so that it can similarly participate. The Escrow Agent will act as soon as reasonably possible following receipt of the Confirmation Notice, but no later than two (2) business days after receipt of the Confirmation Notice. If the Escrow Agent performs in accordance with the provisions of the preceding sentence, the Escrow Agent shall not have any liability for any delay in releasing the Escrow Securities. The Escrow Agent shall have no further duties under this Section 3 after the disbursement or destruction of the Escrow Securities in accordance with this Section 3.
          3.2 Forfeiture of Initial Shares and Sponsor Units.
               (a) Notwithstanding the provisions of Section 3.1, if and to the extent that the Underwriters in the IPO do not exercise all or a portion of their option to purchase up to 1,350,000 additional Units for the purpose of covering over-allotments (the “Over-Allotment Option”), the Sponsor and any transferee of any of the Initial Shares will forfeit and return to the Company for cancellation a number of Initial Shares (the “Forfeited Shares”) to be calculated by multiplying 387,500 by the percentage of the Over-Allotment Option that remains unexercised as of the earlier of (i) the expiration date of the Over-Allotment Option, and (ii) the earlier termination thereof. The Company shall give prompt written notice to the Escrow Agent of the number of Forfeited Shares after the earlier to occur of (i) the expiration date of the Over-Allotment Option, and (ii) the earlier termination thereof. The Escrow Agent shall deliver to the Company for cancellation any Forfeited Shares and shall not release such Forfeited Shares from escrow. The Escrow Agent shall be fully protected in relying on such notice from the Company and shall have no obligation or duty to investigate as to the accuracy of the Company’s calculation of the number of the Forfeited Shares.
               (b) Notwithstanding the provisions of Section 3.1, if the Company fails to enter into a letter of intent or definitive agreement with respect to an acquisition candidate, which by itself does not have to satisfy the requirements of a Business Combination, within 12 months after the date of the final prospectus used in connection with the IPO, then the Sponsor will forfeit such number of the Initial Shares so that the remaining Initial Shares will represent no more than 17.5% of the aggregate number of Initial Shares and shares of common stock issued in the IPO (the “Additional Forfeited Shares”). The Company shall give written notice to the Escrow Agent of the number of Additional Forfeited Shares within five (5) business days after the date that is 12 months after the date of the final prospectus used in connection with the IPO. The Escrow Agent shall be fully protected in relying on such notice from the Company and shall have no obligation or duty to investigate as to the accuracy of the Company’s calculation of the number of the Additional Forfeited Shares.
     Section 4. Rights of Sponsor in Escrow Securities.
          4.1. Voting Rights as a Stockholder. Subject to the terms of the Insider Letter described in Section 4.4 hereof, and except as herein provided, the Sponsor shall retain all of its rights as a stockholder of the Company during the applicable Escrow Period to vote its Escrow Securities.
          4.2. Dividends and Other Distributions in Respect of the Escrow Securities. During the applicable Escrow Period, the Company shall pay all dividends payable in cash with respect to the Escrow Securities to the holder of the Escrow Securities, but all dividends payable in stock or other non-cash property (the “Non-Cash Dividends”) shall be delivered to the Escrow Agent to hold in accordance with the terms of this Agreement.
     As used herein, references to the term “Escrow Securities” shall be deemed to include the Non-Cash Dividends distributed thereon, if any.
          4.3. Restrictions on Transfer. During the applicable Escrow Period, no sale, transfer or other disposition may be made of any or all of the Sponsor Units or Initial Shares, except, in each case, (a) with respect to a Sponsor that is a legal entity, officer, director, shareholder, or member of the Sponsor to any legal entity controlling, controlled by or under common control with, such Sponsor, and (b) with respect to a Sponsor or a permitted transferee who is an individual, (i) by gift to a member of Sponsor’s immediate family or to a trust, the beneficiary of which is the Sponsor or a person related to a Sponsor by blood, marriage or adoption (ii) by virtue of the laws of descent and distribution upon death of any Sponsor or permitted transferee, or (iii) pursuant to a qualified domestic relations order; provided, however, that such permitted transfers may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Agreement and of the Insider Letter signed by the Sponsor transferring the Escrow Securities. During the applicable Escrow Period, the Sponsor shall not (i) pledge or grant a security interest in, or any option or other right to acquire, his, her or its Sponsor Units or Initial Shares, or (ii) grant a security interest in his, her or its rights under this Agreement. Any request to the Escrow Agent to transfer Escrow Securities in accordance with this Section 4.3 shall be accompanied by a certificate of the transferor stating that such request is in compliance with this Section 4.3, upon which the Escrow Agent may conclusively rely.
          4.4. Insider Letters. The Sponsor has executed a letter agreement with Maxim Group LLC and the Company, dated as indicated on Exhibit A hereto, and which is filed as an exhibit to the Registration Statement (each, an “Insider Letter”), respecting the rights and

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obligations of the Sponsor in certain events, including, but not limited to, the liquidation of the Company.
     Section 5. Concerning the Escrow Agent.
          5.1. (a) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, instruction, notice, demand, certificate, opinion or written advice of counsel (including counsel for the Company or counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (in each case an “Instruction”) (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.
               (b) The Escrow Agent shall be under no responsibility or liability to institute, appear in defend any action, suit or other proceedings of any kind, or to take any other action likely to involve expense, unless and until the Company or the Sponsor shall furnish the Escrow Agent with security and indemnity satisfactory to it for any costs and expenses which may be incurred, but this provision shall not affect the power of the Escrow Agent to take such action as it may consider proper, whether with or without any such security or indemnity.
               (c) The Escrow Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of the Escrow Securities.
               (d) If any disagreement or dispute arises among the Company, the Escrow Agent and/or the Sponsor concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Agreement, or in the event the Escrow Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Escrow Agent hereunder, the Escrow Agent may, in its sole and absolute discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to any party hereto or other person or entity for refraining from taking such action, unless the Escrow Agent receives (i) joint written instruction of the Company and the Sponsor which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Escrow Agent, or (ii) an order of court of competent jurisdiction.
               (e) The Escrow Agent shall have no responsibility or liability with respect to the validity of this Agreement or with respect to the validity or execution of any Escrow Securities; nor shall it by act hereof be deemed to make any representation or warranty as to or be responsible or liable for the authorization or reservation of any Escrow Securities.

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               (f) The Escrow Agent and any member, stockholder, director, officer, affiliate or employee thereof may engage or be interested in any financial or other transaction with the Company or any party hereto or affiliate thereof, and may act on, or as depositary, trustee or agent for, any committee or body of holders or obligations of such party or affiliate, as freely as if it were not the Escrow Agent hereunder.
               (g) The Escrow Agent shall not take instructions or directions or be liable or responsible to comply with any notice, instruction, direction, request or other communication, paper or document except those Instructions given in accordance with this Agreement.
               (h) In no event shall the Escrow Agent be liable or responsible for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, losses or malfunctions of utilities, communications or computer (software or hardware) services.
               (i) The Escrow Agent shall not be called upon to advise any person or entity as to any investments with respect to any securities held in escrow hereunder or the dividends, distributions, income, interest or earnings thereon.
               (j) Notwithstanding anything in this Agreement to the contrary, the Escrow Agent shall have no liability or responsibility to any person or entity as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.
          5.2. Indemnification. The Escrow Agent shall be indemnified and held harmless by the Company from and against any costs and expenses, including reasonable fees and disbursements of one counsel, or loss suffered by the Escrow Agent in connection with any liability, action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Securities held by it hereunder, other than expenses or losses arising from the bad faith, gross negligence or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction) of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Securities or it may deposit the Escrow Securities with the clerk of any appropriate court or it may retain the Escrow Securities pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Securities are to be disbursed and delivered. The provisions of this Section 5.2 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 5.5 or 5.6 below.

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          5.3. Compensation. The Escrow Agent shall be entitled to compensation from the Company for all services rendered by the Escrow Agent hereunder as set forth on Schedule I attached hereto. The Escrow Agent shall also be entitled to reimbursement from the Company for all reasonable expenses and charges paid or incurred by it in the exercise, performance and administration of its rights and duties hereunder including, but not limited to, all legal counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.
          5.4. Further Assurances. From time to time on and after the date hereof, the Company, the Sponsor and any permitted transferee shall use commercially reasonable efforts to deliver, or cause to be delivered, to the Escrow Agent such further documents and instruments as the Escrow Agent shall reasonably request to carry out more effectively its obligations under this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.
          5.5. Resignation. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective at such time that the Escrow Agent shall turn over to a successor escrow agent appointed by the Company the Escrow Securities held hereunder. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may submit an application to deposit the Escrow Securities with any court of competent jurisdiction located in the State of Delaware or the United States District Court for the State of Delaware, provided the Escrow Agent provides notice of such deposit to the Company and the Sponsor in accordance with Section 6.7 hereof.
          5.6. Discharge of Escrow Agent. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the Company and the Sponsor, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent or delivery of the Escrow Securities as provided in Section 5.5.
          5.7. Liability.
               (a) Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own bad faith, its own gross negligence or its own willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction).
               (b) The Escrow Agent shall have no duties or obligations other than those specifically set forth in this Agreement, and in any modification or amendment hereof to which the Escrow Agent has consented in writing, and no duties or obligations shall be implied. The Escrow Agent shall in no circumstances be deemed to be a fiduciary to any party hereto or any other person or entity. Without limiting the foregoing, the Escrow Agent shall not be subject to, nor be required to comply with or determine if any person has complied with, the Underwriting Agreement, the Registration Statement, the Purchase Agreements, or any other agreement between or among the parties hereto or any other person or entity beyond the specific terms hereof, even though references thereto may be made in this Agreement.

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               (c) The statements contained herein shall be deemed to be statements of the Company or the Sponsor, as the case may be, only and the Escrow Agent assumes no liability or responsibility for their correctness or to verify the same.
               (d) In the absence of bad faith, gross negligence or willful misconduct (each as determined by a final, non-appealable judgment of a court of competent jurisdiction) on its part, the Escrow Agent shall not be liable for any action taken, suffered or omitted by it or for any error of judgment made by it in the performance of its duties under this Agreement. In no event shall the Escrow Agent be liable or responsible for any special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of the losses or damages and regardless of the form of action.
          5.8. Waiver. The Escrow Agent hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the Trust Account (as defined in the Investment Management Trust Agreement, dated [                    ], 2008, by and between the Company and Mellon Bank, N.A. (the “Trust Agreement”)), and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever; provided that nothing in this Section 5.8 shall be deemed to prohibit payment by the Company of amounts owed to the Escrow Agent pursuant to the terms of this Agreement from interest income permitted to be withdrawn by the Company under the terms of the Trust Agreement.
          5.9. Survival. The provisions of Sections 5.1(b), 5.2, 5.3 and 5.7(c) shall survive the termination of this Agreement and the resignation, removal or replacement of the Escrow Agent.
     Section 6. Miscellaneous.
          6.1. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. The parties hereto agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of Delaware or the United States District Court for the State of Delaware, and the parties hereto irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereto hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.
          6.2. Waiver of Trial by Jury. Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the parties in the negotiation, administration, performance or enforcement hereof.
          6.3. Third Party Consent. This Agreement and this Agreement may not be modified or changed without the prior written consent of Maxim Group LLC, as representative of the Underwriters.

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          6.4. Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by all of the parties hereto and Maxim Group LLC.
          6.5. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.
          6.6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns. Any legal entity into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its shareholder services business and assets as a whole or substantially as a whole, or any legal entity resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor escrow agent under this Agreement and shall have and succeed to the rights, powers, duties, obligations, immunities and privileges of the Escrow Agent. This Agreement and the rights and obligations of the parties hereunder may not be assigned or delegated by any party hereto without the prior written consent of each other party hereto except as provided in Section 5.5; provided, however, that consent is not required for an assignment to an affiliate of the Escrow Agent, notice of which shall be given to the Company.
          6.7. Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by United States certified or registered mail (return receipt requested, postage prepaid), by a nationally recognized commercial courier service promising next business day delivery (such as Federal Express), or by personal delivery. Such notice or communication shall be deemed given (a) if mailed, two business days after the date of mailing, (b) if sent by nationally recognized commercial courier service, one business day after being sent, and (c) if delivered personally, when so delivered, in each case as follows:
If to the Company, to:
Sidhu Special Purpose Capital Corp.
485 Madison Avenue, 20th Floor
New York, New York 10022
Attention: Jay S. Sidhu
If to the Sponsor, to the address set forth in Exhibit A.

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And if to the Escrow Agent, to:
Mellon Investor Services LLC
Newport Officer Center VII
480 Washington Blvd.
Jersey City, New Jersey 07310
Attn: Relationship Manager
With a copy to:
Mellon Investor Services LLC
Newport Officer Center VII
480 Washington Blvd.
Jersey City, New Jersey 07310
Attn: Legal Department
A copy of any notice sent hereunder shall be sent to:
Maxim Group LLC
405 Lexington Ave., 2nd Floor
New York, New York
Attn: Paul La Rosa, Managing Director
     The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.
          6.8. Liquidation of Company. The Company shall give the Escrow Agent written notification of the liquidation and dissolution of the Company in the event that the Company fails to consummate a Business Combination within the time period specified in the Registration Statement.
          6.9. Counterparts. This Agreement may be executed in several counterparts, each one of which may be delivered by facsimile transmission and each of which shall constitute an original and together shall constitute but one instrument.
          6.10. Termination. This Agreement shall terminate on the final distribution or destruction of all of the Escrow Securities in accordance with the terms of this Agreement.
[The remainder of this page is intentionally left blank.]

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     IN WITNESS WHEREOF, the undersigned have executed this Securities Escrow Agreement as of the date first written above.

SIDHU SPECIAL PURPOSE CAPITAL CORP.
By:
Name:
Title:

MELLON INVESTOR SERVICES LLC, as Escrow Agent
By:
Name:
Title:

WNH HOLDINGS, LLC
By:
Name:
Title:

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EXHIBIT A
ESCROW SECURITIES DEPOSITED
BY SPONSOR

	Date of Insider	Number of Initial	Number of Sponsor
Name and Address of Sponsor	Letter	Shares	Units

WNH Holdings, LLC Center City Executive Centre 607 Washington Street Reading, PA 19601		2,587,500	4,252,000

Attention: Joseph M. Harenza

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